UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2006 (December 13, 2006)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c)

On December 13, 2006, Steven E. English was appointed to the position of Chief Financial Officer of State Auto Financial Corporation (“State Auto Financial”), State Automobile Mutual Insurance Company (“State Auto Mutual”) and all of their respective subsidiaries and affiliates (collectively, “State Auto”). Mr. English continues in his position as Vice President of State Auto.

Mr. English, age 46, joined State Auto in June 2001, in connection with State Auto Mutual’s acquisition of the Meridian Insurance Group. From June 2001 until May 2006, Mr. English served as Assistant Vice President, Director of Financial Planning for State Auto. From May 2006 until his appointment as Chief Financial Officer, Mr. English served as Vice President - Director of Corporate Development and Planning for State Auto, with responsibilities for overseeing corporate development opportunities, capital management, taxes, investor relations and the development and analysis of management operating plans and reports, as well as interaction with rating agencies. Mr. English was Chief Financial Officer and Treasurer for the Meridian Insurance Group from 2000 until its acquisition by State Auto Mutual.

Section 8 – Other Events

Item 8.01 Other Events.

On December 13, 2006, State Auto Financial issued a press release announcing Mr. English’s appointment as Chief Financial Officer of State Auto. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K.

On December 15, 2006, a wholly owned subsidiary of State Auto Mutual entered into a merger agreement to acquire all of the outstanding capital stock of Eagle Development Corporation. Eagle Development Corporation owns all of the outstanding capital stock of Beacon National Insurance Company headquartered in Wichita Falls, Texas. The merger transaction is subject to regulatory approval by the Texas Department of Insurance and other customary closing conditions for a transaction of this nature. State Auto Mutual anticipates that the merger transaction will be completed during the first quarter 2007. State Auto Mutual owns approximately 65% of the outstanding common shares of State Auto Financial. On December 18, 2006, State Auto Mutual issued a press release announcing this transaction. The full text of the press release is attached as Exhibit 99.2 to this Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on December 13, 2006, announcing Steven E. English’s appointment as Chief Financial Officer of State Auto.

99.2	Press release issued by State Automobile Mutual Insurance Company on December 18, 2006, announcing its proposed acquisition of Beacon Insurance Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: December 18, 2006	By	/s/ Robert P. Restrepo, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on December 13, 2006, announcing Steven E. English’s appointment as Chief Financial Officer of State Auto.

99.2	Press release issued by State Automobile Mutual Insurance Company on December 18, 2006, announcing its proposed acquisition of Beacon Insurance Group.